Exhibit 10.1

AMENDMENT dated as of April 10, 2014 to the Securities Exchange Agreement (the “Exchange Agreement”), dated February 17, 2014, by and among Excel Corporation, Mychol Robirds, Steven Lemma, and Payprotec Oregon, LLC, a copy of which is attached hereto and made a part hereof.

WITNESSETH:

WHEREAS, subject to the terms and conditions set forth herein, the parties desire to amend the Exchange Agreement to extend the “Termination" period from March 31, 2012 to April 21, 2014. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Exchange Agreement.

NOW THEREFORE, the undersigned hereby agree as follows as follows:

1.           Subject to the terms and conditions set forth herein, the termination/closing date set forth in Sections 2.03 and 9.01(b) and 9.01(c) of the Exchange Agreement is hereby amended and extended from March 31, 2014 to April 21, 2014.

2.            EXCEPT AS EXPRESSLY AMENDED HEREBY, THE TERM SHEET AND ALL OBLIGATIONS OF THE PARTIES THEREUNDER, SHALL REMAIN IN FULL FORCE AND EFFECT.

3.           This amendment shall be governed in all respects by the laws of the State of New York as such laws are applied to agreements entered into and to be performed entirely within New York.

4.           This amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts shall constitute one agreement.

IN WITNESS WHEREOF, the parties have signed this Amendment to the Exchange Agreement as of the above date:

EXCEL CORPORATION		PAPYPROTEC OREGON, LLC

By:		By:
Name:		Name:
Title:		Title:

By:		By:
	STEVEN LEMMA		MYCHOL ROBIRDS